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                                                                    EXHIBIT 10.1

                        AMENDMENT TO EMPLOYMENT AGREEMENT

      This Amendment to the Employment Agreement (as defined herein), effective as of June 21, 2004, is made by and between JAMES L. BOX, an individual resident of Georgia ("BOX") and EBANK (the "EMPLOYER").

      WHEREAS, the compensation committee of the Employer's holding company approved an amendment to that certain Employment Agreement dated May 17, 2002, by and between Box and the Employer (the "EMPLOYMENT AGREEMENT");

      WHEREAS, this Amendment sets forth the terms and conditions of the amendment as approved by the compensation committee of the Employer's holding company;

      NOW, THEREFORE, for and in consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt, legal sufficiency and adequacy of which are hereby acknowledged, the parties, each intending to be legally bound hereby, agree to amend the Employment Agreement as follows:

      1. The entire subparagraph (B) of Section 4(f) of the Employment Agreement is amended by deleting such subparagraph (B) in its entirety and inserting in lieu thereof the following:

      (B) If the Employee terminates his employment within 30 days of a Change in Control or if the Employer terminates the Employee Without Cause within 30 days of a Change in Control, all of the provisions of subsection (A) above shall apply, except that the Employer shall pay the Employee in cash within 15 days of such termination date one lump sum payment in an amount equal to the Employee's then current annual base salary multiplied by four (without taking into account the amount of the Term which may have elapsed by such date).

      2. Except to the extent this Amendment modifies the Employment Agreement, all of the provisions of the Employment Agreement shall remain active and in full effect.

      IN WITNESS WHEREOF, the parties have caused their respective signatures to be affixed to this Amendment, effective as of the date first above written.

                                          ebank
                                          /s/ Gary M. Bremer
                                          --------------------------------------
                                          Name: Gary M. Bremer
                                          Title: Chairman Compensation Committee

                                          Employee

                                          /s/ James L. Box
                                          --------------------------------------
                                          James L. Box